                                  EXHIBIT 10.1






                               AMENDMENT AGREEMENT
                                    REDACTED

                               AMENDMENT AGREEMENT


This Amendment Agreement made as of this 31st day of January, 1996 by and between MAXSERV, INC., a Delaware corporation (hereinafter called "MaxServ") and SEARS, ROEBUCK AND CO., a New York corporation (hereinafter called "Sears").

Reference is hereby made to the Parts Service Agreement ("Agreement") made as of December 29, 1994, by and between MaxServ and Sears with respect to the provision of Teleparts and Technical Assistance Desk Services by MaxServ to Sears.

Sears and MaxServ desire to amend the Agreement to change the pricing provision of Addendum #1, Technical Assistance Desk Services, and Addendum #2, Teleparts Services, for the 1996 calendar year and to add Addendum #3, Technical Assistance Desk and Teleparts
Support Services;

         Now, Therefore, MaxServ and Sears mutually agree as follows:

         1. Addendum #1, Technical Assistance Desk Services, is hereby amended to change the pricing therefor for the 1996 calendar year by adding to Addendum #1 the pricing provision attached hereto as Exhibit A.

         2. Addendum #2, Teleparts Services, is hereby amended to change the pricing therefor for the 1996 calendar year by adding to Addendum #2 the pricing provision attached hereto as Exhibit B.

         3. The Agreement is hereby amended by adding Exhibit C hereto as an Addendum #3, Technical Assistance Desk and Teleparts Support Services, to the Agreement providing for the costs of support services to be provided for the Technical Assistance Desk and Teleparts Services systems.

Such amendments to be effective January 1, 1996.

The Agreement, as herein amended, is fully ratified and affirmed.

In WITNESS WHEREOF, MaxServ and Sears have caused this Amendment Agreement to be executed by person duly authorized thereunto as of the date first above stated.


MAXSERV, INC.                            SEARS, ROEBUCK AND CO.

By:  Neil A. Johnson                     By:  Daniel A. Mihalovich
     -----------------------------            -----------------------------
Name:  Neil A. Johnson                   Name:  Daniel A. Mihalovich
     -----------------------------            -----------------------------
Title:  Sr. Vice President Finance       Title:  Vice President Product Services
      ----------------------------             ---------------------------------

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT A)

                       TECHNICAL ASSISTANCE DESK SERVICES

                                     PRICING


The Technical Assistance Desk services will be provided under the following fee structure:

                            MONTHLY
                          INCOMING CALL              INCREMENTAL
              STEP           VOLUME                 PRICE PER CALL*
              ----        -------------             ---------------



                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION














*        Changes           #              could result in pricing changes.

         Price includes charges for all services as outlined in Description Of Service to be provided in connection with TAD Services pursuant to this Agreement.










                                  Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT B)

                               TELEPARTS SERVICES
                                     PRICING

                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION

THE TELEPARTS SERVICES PRICING AND REVISED FEE STRUCTURE FOR CALENDAR YEAR 1996 IS AS FOLLOWS:

A payment of      #       will be paid to MaxServ in January or February, 1996.









                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION









The service fee rates that are applicable to various categories of Teleparts Revenue are defined in the following schedule.





                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION


For 1996, there will be                          #                          as
provided in calendar year 1995.

Changes                  #                      could result in pricing changes.

                                  Calendar 1996

                                          #CONFIDENTIAL PORTION HAS BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION

                                   (EXHIBIT C)

                 ADDENDUM #3 TO PARTS SERVICE AGREEMENT BETWEEN
                             SEARS, ROEBUCK AND CO.
                                AND MAXSERV, INC.
                          DATED AS OF DECEMBER 29, 1994


TECHNICAL ASSISTANCE DESK AND TELEPARTS SUPPORT SERVICES










                     #CONFIDENTIAL PORTION HAS BEEN OMITTED
                    AND FILED SEPARATELY WITH THE COMMISSION










                                  Calendar 1996